Other Non-Current Assets	12 Months Ended
Dec. 31, 2020
Investments All Other Investments [Abstract]
Other Non-Current Assets
13.	OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	December 31,	December 31,
	2020	2019
Equity securities	25	23
Long-term State receivables	623	358
Deposits and other non-current assets	76	56
Total	724	437

Long-term State receivables include receivables related to funding and receivables related to tax refunds.  Funding are mainly public grants to be received from governmental agencies in Italy and France as part of long-term research and development, industrialization and capital investment projects.  Long-term receivables related to tax refund correspond to tax benefits claimed by the Company in certain of its local tax jurisdictions, for which collection is expected beyond one year.

In 2020 and 2019, the Company entered into factoring transactions to accelerate the realization in cash of some non-current assets.  As at December 31, 2020, $96 million of the non-current assets were sold without recourse, compared to $131 million as at December 31, 2019, with a financial cost of less than $1 million for both years.

The major portion of other non-current assets to which the ASC 326 new expected credit loss model applies are long-term State receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be negligible at January 1, 2020 and December 31, 2020. Other non-current assets presented in the table above within the line "Deposits and other non-current assets" are composed of individually insignificant amounts not deemed to have exposure of default. Consequently, no significant loss allowance was reported on other non-current assets as at ASC 326 new guidance adoption date and reporting date.